                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant / /

/ / Preliminary Proxy Statement     / / Confidential, for Use of the
                                        Commission Only (as permitted by
                                        Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(C) or Rule 14a-12

                                 SERACARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(i) and 0-11.

/1/  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------

(5)  Total fee paid:

     ---------------------------------------------------------------------

( )  Fee paid previously with preliminary materials:
                                                    ----------------------
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

     ---------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------

(3)  Filing Party:

     ---------------------------------------------------------------------

(4)  Date Filed:

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



                                 SERACARE, INC.
                       1925 Century Park East, Suite 1970
                          Los Angeles, California 90067
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 8, 2000
                            ------------------------

The Annual Meeting of Stockholders of SeraCare, Inc. will be held on Wednesday, November 8, 2000 at 9:00 AM local time at the Corporate Offices located at 1925 Century Park East, Suite 1970. The purpose of the meeting is:

1. To elect seven directors to serve one-year terms and until their successors are duly elected and qualified.

2. To consider and act upon such other business and matters or proposals as may properly come before said Annual Meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on October 2, 2000 as the record date for determining the stockholders having the right to receive notice of and to vote at said Annual Meeting.

                                          By Order of the Board of Directors

                                          Jerry L. Burdick
                                          Secretary

Los Angeles, California
October 6, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                 SERACARE, INC.
                             ----------------------
                                 PROXY STATEMENT
                           --------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             ----------------------
                                NOVEMBER 8, 2000

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of SeraCare, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying Notice of Annual Meeting, on Wednesday, November 8, 2000 at 9:00 AM local time (the "Annual Meeting"). The purposes of the meeting are:

- To elect seven directors to serve a term of one year and until their successors are duly elected and qualified.


- To consider and act upon such other business and matters or proposals as may properly come before said Annual Meeting or any adjournment thereof.

If a stockholder specifies in the Proxy accompanying this Proxy Statement (the "Proxy") how it is to be voted, it will be voted in accordance with such specification, but any Proxy which is signed and returned and which does not specify how it is to be voted will be voted: (i) for the election of the nominees for directors named herein; and (ii) in the discretion of the persons named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any stockholder giving a Proxy in the accompanying form retains the power to revoke it at any time before it is exercised by delivering a written revocation to the Secretary of the Company, by executing and returning to the Company a proxy bearing a later date or by attending the Annual Meeting and voting his or her shares in person. Any stockholder who attends the Annual Meeting in person will not be deemed thereby to revoke the stockholder's Proxy unless such stockholder affirmatively indicates his or her intention to vote the shares in person.

The Company's principal executive offices are located at 1925 Century Park East, Suite 1970, Los Angeles, California. The Company mailed this Proxy Statement and the Proxy on or about October 6, 2000 to its stockholders of record at the close of business on October 2, 2000.

                ANNUAL REPORT AND INDEPENDENT PUBLIC ACCOUNTANTS

The Company's Annual Report to Stockholders for the fiscal year ended February 29, 2000, including financial statements and the report of BDO Seidman LLP thereon, is being mailed herewith to each of the Company's stockholders of record at the close of business on October 2, 2000. The Company anticipates that a representative of BDO Seidman LLP will be at the meeting to answer appropriate questions and make a statement if he or she so desires.

It is the practice of the Company's Board of Directors at its first meeting following the Annual Meeting of Stockholders to approve independent certified public accountants for the next twelve months. The Audit Committee is currently evaluating selection alternatives for the year ending February 28, 2001.

                                     VOTING

The holders of record of shares of Common Stock of the Company at the close of business on October 2, 2000 may vote at the Annual Meeting. On that date, there were 8,663,642 shares of Common Stock outstanding and entitled to vote, and a majority, or 4,331,822 of these shares, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not treated as a vote cast on any matter.

As long as a quorum is present in person or by proxy at the Annual Meeting, the Directors shall be elected by a plurality of the votes cast at the Annual Meeting, and the director nominees who receive the greatest number of votes at the Annual Meeting (up to the number of directors to be elected) will be elected.

                     INFORMATION AS TO ELECTION OF DIRECTORS

The Company's By-laws provide that the Board of Directors shall consist of not less than one or such other number as may be determined from time to time by the Board of Directors of the Company at a duly held meeting thereof. The Board of Directors has currently fixed the number of directors at seven. In the event that any of the nominees becomes unavailable (which is not now anticipated by the Company), the vacancy shall be filled by a vote of a majority of the remaining directors then in office, to serve until the next Annual Meeting of Stockholders or Special Meeting of Stockholders or until their successors are duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Each of the following directors has been nominated for re-election at the Annual
Meeting:

BARRY D. PLOST, age 54, has served as Chairman, President and Chief Executive Officer of the Company since February 6, 1996. Prior to joining the Company, Mr. Plost was a Management Consultant with the management consulting firm of David Barrett, Inc. for the period January 1995 until February 6, 1996. Mr. Plost was President and Chief Executive Officer of Country Wide Transport Services, Inc., a logistics company, from 1991 through 1994, and President and Chief Operating Officer of Freymiller Trucking, Inc., a trucking company, from 1979 through 1991.

JERRY L. BURDICK, age 61, has served as Executive Vice President, Secretary and a Director since December 1, 1995 and has served as the Chief Financial Officer since February 7, 2000 and from December 1, 1995 until September 8, 1999, when he assumed the responsibilities of Executive Vice President of Administration. From August 1993 through November 1995, Mr. Burdick was a consultant to SeraCare, Inc. and served as the acting Controller and Chief Financial Officer. Mr. Burdick is a Certified Public Accountant in the State of California and has held senior financial positions at various companies including International Rectifier Corporation and Getty Oil Company.

SAM ANDERSON age 64, was elected a Director effective April 16, 1996. Since April of 1996, Mr. Anderson has also been a consultant to SeraCare, Inc. From March 1990 to March 1991, Mr. Anderson served as president of Trancel, Inc., a start-up bio-tech development company and prior to that served as Chairman and Chief Executive Officer of Alpha Therapeutic Corporation, a manufacturer of pharmaceutical products and one of the largest plasma collection companies and fractionators in the world, until he retired in February 1990.

M. EZZAT JALLAD, age 38, was elected a Director effective October 28, 1996. Mr. Jallad has been President of ACQUEST Corporation since June 1995. Previously, he was Executive Vice President of FCIM Corporation, a financial consulting firm, from April 1988 to May 1995.

DR. NELSON TENG, age 52, was elected a Director effective January 29, 1997. Dr. Teng has been the Director of Gynecologic Oncology and Associate Professor of Gynecology and Obstetrics at Stanford University School of Medicine since 1981. Dr. Teng also co-founded ADEZA Biomedical in 1984, and UNIVAX Biologics in 1988. In addition, Dr. Teng has served as a scientific advisor and consultant to several biotechnology companies and venture capital firms and has authored over 100 publications and 15 patents. Dr. Teng serves on several other boards of directors of private companies.

MICHAEL F. CROWLEY, SR., age 57, was elected a Director effective April 15, 1998 and has also served as President of the Western States Plasma Division of the Company since February 1998. Mr. Crowley founded Western States Group in 1983. Prior to that, Mr. Crowley worked for 12 years for Baxter International, Inc. from 1970 to 1982 and served first as Sales and Operations Manager in Baxter's international division in England and later as Director of Operations for Baxter's diagnostic division, Hyland Laboratories, a pharmaceutical company.

ROBERT J. CRESCI, age 56, was elected a Director effective April 15, 1998 and has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since 1990. Mr. Cresci currently serves on the boards of EIS International, Inc., Sepracor, Inc., Arcadia Financial, Ltd., Aviva Petroleum Ltd., Film Roman, Inc., Quest Education Corporation, Castle Dental Centers, Inc., Candlewood Hotel Co. Inc., and several private companies.



              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

The Board of Directors of the Company, which held nine meetings during the fiscal year ended February 29, 2000, has the following committees:

The COMPENSATION COMMITTEE consists of Messrs. Jallad and Anderson. It is the responsibility of the Compensation Committee: to administer the 1998 Stock Option Plan; to administer the Company's bonus plans; to determine the compensation of the Chief Executive Officer and other executive officers of the Company; and to advise the Board of Directors on compensation matters. The Compensation Committee held no meetings during the fiscal year ended February 29, 2000.

The AUDIT COMMITTEE consists of Messrs. Cresci, Teng and Jallad, each of who are independent directors. It is the responsibility of the Audit Committee: to make recommendations to the Board of Directors with regard to the selection of the Company's independent auditors; to review the Company's financial statements and the results of the independent audit; to review the adequacy of internal controls; and to advise the Board of Directors on any such matters as may need corrective action. The Audit Committee held one meeting during the fiscal year ended February 29, 2000.

Each director of the Company attended more than 75% of the aggregate of (1) all meetings of the Board held during the period during which he or she was a director and (2) all meetings of each committee of which he or she was a member during the fiscal year just ended.

Each non-employee director is reimbursed for the out-of-pocket costs of attending meetings of the Board. The Company has paid no annual fees or attendance fees to directors, but has granted stock options to non-employee directors based upon their active participation in the strategic planning process, the product development programs and customer relations of the Company. SAM ANDERSON, an outside Director, has a consulting agreement with the Company which runs through March 31, 2002. Mr. Andersons current compensation under such agreement is $70,000 per year plus fully vested options to purchase 30,000 shares of the Company's common stock at $1.50 per share which expire in five years. Mr. Anderson also was granted fully vested, five year options to purchase 20,000 shares of the Company's common stock at $1.00 per share in conjunction with a $100,000 bridge loan Mr. Anderson made to the Company on July 2, 1996 and on August 27,1997 was granted fully vested five year options to purchase 100,000 shares at $2.25, and on December 31, 1998 was granted fully vested five year options to purchase 15,000 shares at $4.25. DR. NELSON TENG was granted fully vested, five-year options to purchase 50,000 shares of the Company's common stock at $1.50 per share in January 1997. He was also granted fully vested, five-year options to purchase 15,000 shares at $2.25 on August 27, 1997 and fully vested, five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. EZZAT JALLAD was granted fully vested five-year options to purchase 15,000 shares at $2.25 on August 27, 1997 and fully vested five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. ROBERT CRESCI was granted fully vested five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. The Company has key man insurance on Barry D. Plost, Michael F. Crowley, Sr., and William J. Cone. There are no family relationships among any of the directors or executive officers of the Company.


                             EXECUTIVE COMPENSATION

The Company has key man insurance on Barry D. Plost and Michael F. Crowley, Sr. Sam Anderson, an outside Director, has a consulting agreement with the Company which runs through March 31, 2002 at $70,000 per year plus fully vested options to purchase 30,000 shares of the Company's common stock at $1.50 per share which expire in five years. Mr. Anderson also was granted fully vested, five year options to purchase 20,000 shares of the Company's common stock at $1.00 per share in conjunction with a $100,000 bridge loan Mr. Anderson made to the Company on July 2, 1996 and on August 27,1997 was granted fully vested five year options to purchase 100,000 shares at $2.25, and on December 31, 1998 was granted fully vested five year options to purchase 15,000 shares at $4.25. Dr. Nelson Teng was granted fully vested, five-year options to purchase 50,000 shares of the Company's common stock at $1.50 per share in January 1997. He was also granted fully vested, five-year options to purchase 15,000 shares at $2.25 on August 27, 1997 and fully vested, five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. Ezzat Jallad was granted fully vested five-year options to purchase 15,000 shares at $2.25 on August 27, 1997 and fully vested five-year options to purchase 15,000 shares at $4.25 on December 28, 1998. Robert Cresci was granted fully vested five-year options to purchase 15,000 shares at $4.25 on December 28, 1998.

The following table sets forth the cash compensation and other consideration paid by the Company to its executive officers whose cash compensation exceeded $100,000.


                                                               Paid        Paid          Paid
                                                              Fiscal      Fiscal        Fiscal
NAME AND PRINCIPAL POSITION                   2000             1999        1998         Options         Other
--------------------------------------------------------------------------------------------------------------
   Barry D. Plost, President,                 $311,947       $225,000    $172,115       100,000(1)     (3)(4)
     Chairman and CEO                                                                 1,697,511(2)
   Jerry L. Burdick,                       (6)$174,690    (6)$140,000    $125,000        80,000(5)     (3)(4)
     Executive V. P., Secretary and CFO



(1) These five-year options were issued on August 27, 1997 at a price of $3.00 and were fully vested on the date granted.

(2) Mr. Plost was granted at various times throughout fiscal year 1998 and on March 24, 1999, fully vested options to purchase 1,697,511 of the Company's common stock at prices ranging from $2.00 to $4.25 which were the fair market value of the shares on the grant date. These options were granted in conjunction with various bridge loans made by Mr. Plost to the Company.

(3) The Company has established a discretionary Management Bonus Pool for executive management during fiscal 2000. Under such plan $140,000 was paid to executive management in June 1999.

(4) To the extent that quarterly earnings before taxes exceed $100,000, the excess will be paid on a pro-rata basis to all officers up to an annual maximum of $10,000 each.

(5) Of these, 25,000 are fully vested five year options granted on April 10, 1997 at a price of $2.00; 32,000 are fully vested five year options granted on December 28, 1998 at a price of $4.25; and 25,000 are fully vested five year options granted on March 24, 1999 at a price of $5.25.

(6)  Excludes auto allowance of $10,000.

            AGGREGATE OPTIONS/ SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY- END OPTION/SAR VALUES


                                                                             Number of  Shares        Value of
                                                                                 Underlying          Unexercised
                                                                                Unexercised          In-the-Money
                                        Shares Acquired         Value           Options at            Options at
Name and Principal Position               On Exercise          Realized         Year-End(1)          Year-End (1)
----------------------------           -----------------       ---------    ---------------------   --------------
Barry D. Plost, President,                    NA                   NA              2,233,658         $3,106,203
Jerry L. Burdick,                             NA                   NA                124,110         $  178,352
  Executive V. P., Secretary and CFO



(1)  AS OF FEBRUARY 29, 2000, THERE WERE NO OPTIONS WHICH WERE UNEXERCISABLE.

OPTIONS / SAR GRANTS LAST FISCAL YEAR
During the current year Mr. Jerry L. Burdick was granted 25,000 fully vested five-year options on March 24, 1999 at a price of $5.25 which represented 100% of the individual grants to employees during the year. During the preceding year, Mr. Jerry L. Burdick was granted 32,000 fully vested five-year options to purchase shares at $4.25 on December 28, 1998 which represented 52% of the individual grants during the year. On March 24, 1999, Mr. Plost was granted 839,011 fully vested five year warrants at a price of $4.25 in conjunction with certain bridge loans Mr. Plost made to the Company in prior periods.

                              EMPLOYMENT AGREEMENTS

The Company had employment agreements with each of the executive officers of the Company, consisting of: Mr. Barry D. Plost, Chairman, President and Chief Executive Officer; and Mr. Jerry L. Burdick, Executive Vice President, Secretary and Chief Financial Officer. On January 27, 1999, the Board of Directors extended the contract of Mr. Plost for three years to February 5, 2002. Mr. Plost is currently receiving a base salary of $250,000. On November 12, 1999, the Company extended the contract of Mr. Burdick for three years to February 6, 2003. Mr. Burdick is currently receiving a base salary of $140,000. Both Mr. Plost and Mr. Burdick are eligible to participate in the management incentive bonus plan if the Company achieves certain performance objectives.

Discretionary compensation awards for executives, including stock options are made solely by the Board of Directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common shares at February 29, 2000 of each present director, all officers, all officers and directors as a group and each beneficial owner of more than 5% of the Company's common stock.


                                                                           Presently
Name and Address of                         % of          Common           Exercisable
Beneficial Owners                           Class         Shares           Options
--------------------------------------      -----        --------          ------------
Barry D. Plost, President & Chairman        23.2%          263,239           2,233,658
Jerry L. Burdick, Exe VP, CFO & Dir          1.6%           18,001             124,110
Nelson Teng, Director                        4.6%          315,000              80,000
Samual Anderson, Director                    3.3%          121,932             165,000
Ezzat Jallad, Director                       0.6%           25,000              30,000
Robert Cresci                                0.2%                               15,000
All Officers and Directors                  30.6%          743,172           2,647,768
Other beneficial owners:
         Joseph Russo                        5.9%          500,000
           177 US Highway 1, Ste 285
           Tequesta, FL  33469
         Pecks Management Partners, Ltd     20.7%                -           2,228,218
           One Rockefeller Plaza
           New York, NY  10020
         Consolidated Technologies, Inc.     5.1%          436,364
           4401 Freidrich Lane
           Austin, TX  78744



Each of the directors and executive officers listed above can be reached through the Company at 1925 Century Park East, Suite 1970, Los Angeles, California 90067.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

BRIDGE LOANS TO THE COMPANY FROM RELATED PARTIES.

In September 1998, the Company entered into an agreement with a related party, approved by the Board of Directors, which provided for a bridge loan of $1,250,000. Interest was payable monthly at eleven and one-half percent per annum. In December 1998, the bridge loan was repaid in full and the company issued 193,750 five-year warrants to purchase shares at $4.50 in accordance with the terms of such bridge loan.

In January 1998, the Company entered into agreements with related parties, approved by the Board of Directors, which provided for bridge loans totaling $599,000. The related parties consisted of: Sam Anderson, a director who loaned $133,000; Dr. Nelson Teng, a director who loaned $130,000; Chang Ming Teng, father of Dr. Nelson Teng who loaned $50,000; Ezzat Jallad, a director who loaned $50,000; Stranco Investments Ltd, an investment fund managed by Ezzat Jallad a director which loaned $200,000; and Peggy Burdick, wife of Jerry Burdick an officer and director who loaned $36,000. Interest was payable monthly at ten percent per annum. In connection with the 1998 bridge loans, the Company granted the holders warrants to purchase 599,000 shares of restricted common stock at an exercise price of $3.50, which approximated the fair market value of the shares on the date of grant. In February 1998, these warrants were exchanged for 299,500 shares of restricted common stock. Except for $80,000 to Nelson Teng and $43,000 to Samuel Anderson, the loans were repaid in May 1998.

At various times during the year ended February 28, 1998, the Company entered into agreements with Mr. Barry Plost, the Company's president, which provided for loans totaling $1,125,000, which were all outstanding at February 28, 1998. These loans were due upon demand, and were secured by all the assets of the Company. The loans accrued interest at ten and twelve percent per annum. In connection with these loans, the Company granted options to its president to purchase 742,500 and 116,000 shares of restricted common stock at $2.00 and $3.00 per share, which was at the then fair market value, respectively. In addition, in conjunction with the January 1998 bridge, the Company's president made a bridge loan to the Company totaling $200,000. Terms of the bridge loan agreement were exactly the same as the terms other bridge loans made by related parties in January 1998 (see above). In February 1998 the warrants received in connection with the bridge loan were exchanged for 100,000 shares of restricted stock. In May 1998, the Company repaid $1.0 million of such loans and in July 1998 repaid an additional $250,000. In December 1998 in conjunction with the newly obtained senior debt facility with Brown Brothers & Harriman and State Street Bank, Mr. Plost signed a subordination agreement relating to $472,500, whereby Mr. Plost agreed to forego payment until all senior debt had been paid in full. As of February 28, 2000, $472,500 was outstanding.


SERIES A WARRANTS.

The Company issued 940,000 Series A Warrants in connection with the two private placements dated June 1, 1996 and October 1, 1996. Each warrant allows the holder to purchase one share of common stock of the Company at $2.75. The Series A Warrants were exercisable immediately and will terminate on the earlier of six years from the date of issuance or three years from the date of the initial effectiveness of an "Initial Registration Statement" under Securities Act of 1933. The Initial Registration Statement is required to register the shares issued in conjunction with both private placements and the common stock underlying Series A Warrants. The Series A Warrants provide for adjustments consisting of a reduction of the exercise price of each Series A Warrant by $.10 upon the 270th day following the October 23, 1996 and for each subsequent month thereafter until the Company effectuates such registration. Such reduction is subject to a floor of $1.50. The Warrants are redeemable by the Company at $.01 per share, upon thirty days notice, if the common stock is publicly traded and the average of the closing price per share of the common stock for each of the twenty consecutive trading days immediately prior to the mailing of such notification and for each day thereafter until the redemption date shall have exceeded 133.3% of the then existing exercise price. No call for redemption can be made unless the Company has an effective registration statement on file relating to the common stock issued in conjunction with the private placements and the common stock underlying Series A Warrants. During the year ended February 28, 1998, the Company offered the holders of these warrants a cashless exchange of one share of stock for two warrants. Holders of 615,000 warrants (230,000 of which were held by officers and directors of the Company), elected to receive 307,500 shares of restricted common stock (115,000 were received by officers and directors of the Company). As of February 28, 1998, 325,000 warrants remained outstanding. In July 1998, the holders of the remaining 325,000 Series A Warrants exercised their option and acquired 325,000 shares of the Company's common stock.

                            PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Company at its principal executive offices by May 1, 2001 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws. Shareholder proposals intended to be presented at the next annual meeting of stockholders but submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 (i.e., a proposal which is not submitted for inclusion in the Company's proxy statement) must be received by the Company at its principal executive office by July 19, 2001 to be considered timely under the Securities and Exchange Commission's proxy rules.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater-than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended February 29, 2000, except as set forth below, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater-than ten percent beneficial owners have been satisfied.

Mr. Plost did not timely file a Form 4 with respect to an October 10, 1999 sale of 10,000 shares. The transaction was reported by Mr. Plost on a Form 5 in April 2000.

Mr. Burdick did not timely file a Form 4 with respect to 32 sales of a total of 52,646 shares from August 10, 1999 through September 24, 1999. The transactions ere reported by Mr. Burdick on a Form 5 in April 2000.

                                  OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxies in respect of such business in accordance with their best judgement.

The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit Proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. Such assistance may take the form of personal, telephonic or written solicitation or any combination thereof. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.


                                              By Order of the Board of Directors

                                              Jerry L. Burdick
October 3, 2000                               Secretary

                                      PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 8, 2000

THE UNDERSIGNED, HAVING RECEIVED THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE BOARD OF DIRECTORS' PROXY STATEMENT (THE "PROXY STATEMENT"), HEREBY APPOINT(S) BARRY D. PLOST AND JERRY L. BURDICK, AND EACH OF THEM, PROXIES OF THE UNDERSIGNED (WITH FULL POWER OF SUBSTITUTION) TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS OF SERACARE, INC. TO BE HELD ON NOVEMBER 8, 2000, AND THERE TO VOTE ALL SHARES OF COMMON STOCK OF SERACARE, INC. THAT THE UNDERSIGNED WOULD BE ENTITLED TO VOTE, IF PERSONALLY PRESENT, IN REGARD TO ALL MATTERS WHICH MAY COME BEFORE THE MEETING.

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS,
          WHICH RECOMMENDS APPROVAL OF THE PROPOSALS CONTAINED HEREIN.
                   ( X ) PLEASE MARK VOTES AS IN THIS EXAMPLE

      FOR                         WITHHOLD                   FOR ALL EXCEPT
      (  )                         (   )                         (  )

1. For the election of all nominees listed below (except as otherwise indicated).

         Barry D. Plost                     Ezzat Jallad
         Jerry l. Burdick                   Dr. Nelson Teng
         Samuel Anderson                    Michael F. Crowley, Sr.
         Robert J. Cresci

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED BELOW.

The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority (i) to consider and act upon such business, matters or proposals other than the business set forth herein as may properly come before the meeting and (ii) with respect to the election of directors in the event that any of the nominees is unable or unwilling to serve.

------------------------------------------------------            --------------
Stockholder sign above - Co-holder (if any) sign above                 Date

------------------------------------------------------            --------------
Stockholder sign above - Co-holder (if any) sign above                 Date

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE FOR ALL THE NOMINEES FOR DIRECTOR.

In signing, please write name(s) exactly as appearing in the imprint on this Proxy. For shares held jointly, each joint owner must sign. If signing in any other capacity, please indicate your full title.

PLEASE SIGN, DATE AND MAIL IN THE POSTAGE PAID ENVELOPE PROVIDED.